[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


                               [graphic omitted]


                         MFS(R) MUNICIPAL
                         INCOME FUND

                         ANNUAL REPORT o MARCH 31, 2000







                    -----------------------------------------
                       MUTUAL FUND GIFT KITS (see page 39)
                    -----------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment into perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results, however, over the long-term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include:

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with less employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat-overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund, and by helping us reduce the credit risk which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

April 18, 2000
--------------
(1) The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Geoffrey L. Schechter]
     Geoffrey L. Schechter

For the 12 months ended March 31, 2000, Class A shares of the Fund provided a total return of -1.15%, Class B shares -1.89%, and Class C shares -1.89%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a -0.08% return over the same period for the Fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of national municipal bond investments rated "Baa" or higher, and to a -2.40% return for the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. WHY DID THE MUNICIPAL BOND MARKET AND THE FUND POST NEGATIVE RETURNS DURING THE 12-MONTH PERIOD?

A. The past 12 months proved difficult for fixed-income investments. Strong economic growth in the United States, combined with the lowest unemployment rate in 30 years, rekindled fears of inflation. These concerns, in turn, resulted in higher interest rates and falling bond prices (interest rates and bond prices move in opposite directions). Further fueling the rise in interest rates was a pickup in global economic activity, as foreign economies recovered from the emerging market crisis of 1998. This backdrop helped convince the Federal Reserve Board (the Fed) to raise the federal funds rate -- the rate banks charge each other for overnight loans -- five times during the past nine months. By doing so, the Fed was trying to dampen economic growth to a more sustainable level and thereby moderate inflationary pressures. As a result, yields on 30-year "AAA"-rated general obligation municipal bonds increased to 5.62% on March 31, 2000, up from 4.97% a year ago.

   The municipal market enjoyed a positive first quarter of 2000. Rates on 30-year "AAA"-rated general obligation municipal bonds peaked at 5.92% in mid-January before declining by 30 basis points (0.30%). That's because investors became more confident that Fed actions would indeed curb economic activity and contain inflation. Another benefit was a dramatic reduction in new-issue supply thus far in 2000, which was down by more than 40% compared to the same period in 1999. This decline followed the 25% drop for all of 1999, down from the near-record levels of new issuance achieved in 1998, when very low interest rates encouraged municipalities to come to market for new funding.

Q. WHY DID THE FUND'S PERFORMANCE TRAIL THAT OF THE LEHMAN INDEX?

A. There are two reasons. First, the Lehman Index held more shorter-term municipal bonds in the one- to 12-year maturity range -- about 48% -- than the Fund, which held about 15% to 20%. We overweighted longer-maturity bonds in order to capture the higher yields that they offered. However, in a rising interest-rate environment, longer-maturity bonds are more sensitive to price declines than shorter-maturity alternatives. Second, the Lehman Index is of higher average credit quality than the Fund. Lower-rated bonds underperformed higher-rated bonds as spreads widened during the past 12 months.

Q. THE FUND DID OUTPERFORM ITS LIPPER AVERAGE.

A. Yes, and we're pleased that the Fund's relative performance held up in a bad market. The Fund benefited from the fact that we kept its duration slightly shorter than its competitors'. Duration is an indication of a portfolio's sensitivity to changes in interest rates. With a shorter duration, the portfolio was less susceptible than its peers to price declines resulting from increases in interest rates.

Q. WHAT CAN YOU TELL US ABOUT THE AVERAGE CREDIT QUALITY OF THE MUNICIPAL MARKET AND ITS EFFECT ON THE FUND?

A. Given the continued strength of the U.S. economy and its long-running expansion, the fiscal health of many municipal issuers has been sustained or improved, resulting in overall high credit quality in the market. At the same time we felt that most lower-quality bonds did not offer enough of a reward for taking on the additional credit risk. Therefore, we spent much of this past year reducing the Fund's exposure to lower-quality bonds. Indeed, lower-quality bonds underperformed higher-rated securities during the 12-month period, so the reduced weighting in lower-rated credits proved helpful to the Fund's relative performance. Nevertheless, we were able to selectively add lower-rated bonds to the portfolio when we felt we were being paid to take on the added risk. In addition, as interest rates moved higher, we were able to purchase new issues that offered higher yields and better protection from being called, or redeemed, before maturity if interest rates were to fall once again.

   We believe that active management can add value to fixed-income mutual funds. Our investment process relies heavily on fundamental analysis and less on making major interest-rate projections. While we do generally have an outlook on the direction of interest rates, we tend to adjust the portfolio's duration only when we have a strong opinion one way or the other. Instead, we aim to differentiate ourselves with MFS Original Research(R), through which we implement an issuer-oriented, bottom-up approach to selecting securities for the portfolio. We have a strong team of research analysts who examine the fundamental strengths and weaknesses of each issuer. We attempt to overweight sectors that we believe have positive risk/reward profiles. Our goal is to provide the highest sustainable income, while managing risk for the benefit of our shareholders.

Q. WERE YOU ATTRACTED TO ANY PARTICULAR STATES OR REGIONS?

A. While each state offered its own unique types of securities, issuance patterns, and cash flows, no one region stood out. The U.S. economy on the whole has performed very well for several years.

Q. WHAT ABOUT SECTORS? WERE THERE SOME THAT WERE PARTICULARLY ATTRACTIVE?

A. We've gravitated toward sectors that we believe have benefited from the current economic expansion, including general obligation bonds, tax-backed bonds, and essential-service credits such as water and sewer, port authorities, and higher education. We believe that their high credit quality should help provide the portfolio with a reasonable amount of stability. Another area that we believe offers relative value is the utilities sector. In that category, our analysts have selectively recommended issuers that have generated consistent cash flows due to steady revenue streams and sizable market shares. In some areas, the utilities sector has been slow to experience the effects of competitive price pressures predicted to emerge as a result of deregulation, while offering opportunities because of restructuring that has occurred over the past few years. At the same time, we've moved very cautiously on health care bonds. Managed-care competition and concerns about declines in Medicare and Medicaid reimbursements resulting from the Balanced Budget Act of 1997 have caused significant difficulties in this industry nationwide. Our reduced exposure to this sector paid off in terms of the portfolio's relative performance.

Q. WHAT IS YOUR OUTLOOK?

A. We believe that tax-equivalent yields offered by municipal bonds in today's markets are extremely compelling. In some cases, municipal bond yields are equal to or higher than yields on comparable-maturity, taxable U.S. Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Therefore, we feel that municipal bonds have been a relatively stable, attractive alternative to other fixed-income asset classes and they have offered investors an opportunity to reallocate some of their current holdings after the tremendous runup in the equity markets.

/s/ Geoffrey L. Schechter
    Geoffrey L. Schechter
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager, and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   GEOFFREY L. SCHECHTER IS A VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) MUNICIPAL BOND FUND, MFS(R) MUNICIPAL LIMITED MATURITY FUND, AND MFS(R) MUNICIPAL INCOME FUND. HE IS ALSO A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS.

   MR. SCHECHTER JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. MR. SCHECHTER IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                           SEEKS AS HIGH A LEVEL OF CURRENT INCOME
                                       EXEMPT FROM FEDERAL INCOME TAXES AS IS
                                       CONSISTENT WITH PRUDENT INVESTING AND
                                       PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:               DECEMBER 29, 1986

  CLASS INCEPTION:                     CLASS A  SEPTEMBER 7, 1993
                                       CLASS B  DECEMBER 29, 1986
                                       CLASS C  JANUARY 3, 1994

  SIZE:                                $337.6 MILLION NET ASSETS AS OF
                                       MARCH 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended March 31, 2000)

                                 MFS Municipal           Lehman Brothers
                                  Income Fund               Municipal
                                   - Class B                Bond Index
               ---------------------------------------------------------
               3/90                 $10,000                 $10,000
               3/92                  11,560                  12,530
               3/94                  13,130                  14,720
               3/96                  14,640                  17,070
               3/98                  16,770                  20,040
               3/00                  17,177                  21,720

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

CLASS A

                                      1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                          -1.15%    +16.02%    +29.22%     +81.50%
------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge                -1.15%    + 5.08%    + 5.26%     + 6.14%
------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge                -5.85%    + 3.39%    + 4.24%     + 5.63%
------------------------------------------------------------------------------

CLASS B

                                      1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                          -1.89%    +13.43%    +24.23%     +71.77%
------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge                -1.89%    + 4.29%    + 4.44%     + 5.56%
------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge                -5.60%    + 3.38%    + 4.11%     + 5.56%
------------------------------------------------------------------------------

CLASS C

                                      1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                          -1.89%    +13.42%    +24.50%     +72.19%
------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge                -1.89%    + 4.29%    + 4.48%     + 5.58%
------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge                -2.81%    + 4.29%    + 4.48%     + 5.58%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                      1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------
Average general municipal debt
fund*                                 -2.40%    + 4.22%    + 4.95%     + 6.50%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index**                               -0.08%    + 5.52%    + 6.07%     + 7.15%
------------------------------------------------------------------------------
(+) Average annual rate of return.
  * Source: Lipper Inc.
 ** Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months.

Class A and C share performance include the performance of the Fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A shares are lower than those of Class B shares, the blended Class A share performance is lower than it would have been had Class A shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2000

QUALITY RATINGS

Source: Standard & Poor's and Moody's

               "AAA"                      39.5%
               "AA"                       14.1%
               "A"                         7.1%
               "BBB"                      15.1%
               "BB"                        3.7%
               "B"                         0.6%
               Other                       0.7%
               Not Rated                  19.2%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- March 31, 2000

Municipal Bonds - 96.8%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
General Obligation - 11.9%
  Alabama Public School & College, Capital Improvement
    Series D, 6s, 2015                                                   $2,850           $  2,982,240
  Birmingham, AL, 5.75s, 2019                                               210                212,308
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                        1,500                609,105
  Commonwealth of Massachusetts, 5.875s, 2017                             3,205              3,282,497
  Cranston, RI, 6.375s, 2014                                                200                215,406
  Detroit, MI, City School District, Series B, FGIC,
    5s, 2021                                                              2,000              1,785,880
  Dudley-Charlton, MA, Regional School District, FGIC,
    5.864s, 2017(++)+                                                     1,495              1,421,566
  Florida Board of Education Capital Outlay, Public
    Education Series A, 5s, 2019                                          1,000                913,490
  Forsyth County, GA, School District, 6s, 2015                             400                418,808
  Fresno, CA, Unified School District, MBIA, 6.55s, 2020                  1,225              1,352,608
  Houston County, AL, AMBAC, 6.25s, 2019                                    850                887,298
  Houston, TX, Independent School District, PSF,
    5.669s, 2017(++)+                                                     2,325              2,081,526
  Manistee, MI, Area Public Schools, FGIC, 5.75s, 2019                      700                702,527
  Mesa, AZ, FGIC, 5s, 2018                                                3,625              3,361,861
  Mobile County, AL, 6s, 2014                                               800                826,616
  New Orleans, LA, AMBAC, 0s, 2015                                        3,000              1,252,680
  Philadelphia, PA, School District, MBIA, 6s, 2016                         750                772,740
  Regional Transport Authority Illinois, FSA, 5.75s, 2017                 5,000              5,125,400
  San Antonio, TX, 5s, 2020                                                 700                626,535
  Shelby County, TN, 0s, 2013                                             3,000              1,435,500
  Southlake, TX, AMBAC, 0s, 2022                                          3,185                770,356
  Southlake, TX, AMBAC, 0s, 2023                                          3,150                711,742
  Williamson County, TN, Rural School, 6.125s, 2016                       1,665              1,737,594
  Williamson County, TN, Rural School, 6.125s, 2017                       1,765              1,835,124
  Wisconsin, Series C, 6s, 2019                                           1,200              1,230,360
  Worcester, MA, FSA, 6s, 2017                                            3,475              3,606,216
                                                                                          ------------
                                                                                          $ 40,157,983
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 3.2%
  Chicago, IL, Public Building Commission Rev., 6.497s, 2016(++)+        $1,500           $  1,424,490
  Chicago, IL, Public Building Commission Rev., 6.497s, 2017(++)+         1,250              1,171,150
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2008                                          235                242,289
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.75s, 2020                                           290                298,439
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.5s, 2021                                            205                212,700
  New York Urban Development Corp. Rev., Correctional
    Facilities, FSA, 5.25s, 2014                                          2,000              1,974,220
  New York Urban Development Corp. Rev., Correctional
    Facilities Service Contract, AMBAC, 5.875s, 2019                      1,000              1,013,080
  New York, NY, Series J IBC, MBIA, 5s, 2017                             $2,000              1,849,780
  Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, 8.042s, 2020(++)                                                2,500              2,588,850
                                                                                          ------------
                                                                                          $ 10,774,998
------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 5.7%
  Adams County, CO, Single Family Mortgage Rev., 8.875s, 2011            $2,510           $  3,283,381
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street), 8.25s, 2000                                                  1,000              1,045,960
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, 9.296s, 2001(++)                              1,500              1,650,510
  Denver, CO, City & County Airport Rev., 8.75s, 2001                     1,260              1,360,548
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2001                                                          1,500              1,572,210
  Massachusetts Industrial Finance Agency, Tunnel Rev.,
    (Mass. Turnpike), 9s, 2000                                               15                 15,596
  New York City, NY, "B", 7.5s, 2002                                        180                191,232
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004                                              3,000              2,510,640
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009                                              1,000                647,830
  Savannah, GA, Economic Development Authority, 0s, 2021                  6,125              1,477,779
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2002                                                         2,995              3,541,647
  Torrance, CA, Hospital Rev., 6.875s, 2015                               1,600              1,697,744
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), 14.375s, 2001                                              400                424,092
                                                                                          ------------
                                                                                          $ 19,419,169
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 9.9%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                    $3,500           $  3,601,185
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                        8,510              8,894,567
  Cleveland, OH, Airport Special Rev. (Continental
    Airlines), 5.7s, 2019                                                 1,000                860,670
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                           1,000              1,112,180
  Dallas-Fort Worth, TX, International Airport (American
    Airlines), 7.5s, 2025                                                 5,000              5,112,800
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     3,490              3,730,147
  Hillsborough County, FL, Aviation Authority Rev. (US
    Air), 8.6s, 2022                                                      2,000              2,128,800
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                          1,000              1,030,850
  Louisville & Jeff County, KY, Regional Airport
    Authority, "A", 6.5s, 2017                                            3,000              3,177,510
  New Jersey Economic Development Authority, Special
    Facilities Rev. (Continental Airlines, Inc.),
    6.625s, 2012                                                          1,250              1,266,400
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                               2,500              2,535,875
                                                                                          ------------
                                                                                          $ 33,450,984
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 14.1%
  Apache County, AZ, Industrial Development Authority,
    Pollution Control Rev. (Tucson Electric Power Co.),
    5.875s, 2033                                                         $1,000           $    862,510
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011                    3,325              3,774,972
  Chicago, IL, Gas Supply Rev. (People's Gas),
    8.1s, 2020###                                                         2,000              2,045,360
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                         1,000                893,550
  Farmington, NM, Pollution Control Rev
    (Public Service Co. of NM), 6.3s, 2016                                  565                557,790
  Farmington, NM, Pollution Control Rev
    (Public Service Co. of NM), 5.8s, 2022                                  405                368,850
  Farmington, NM, Pollution Control Rev
    (Public Service Co. of NM), 6.375s, 2022                              1,000                969,320
  Farmington, NM, Pollution Control Rev., Refunding
    Public Service Company A, 5.8s, 2022                                    500                455,370
  Georgia Municipal Electric Power Authority Rev.,
    6.375s, 2016                                                          2,000              2,191,120
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.5s, 2020                                                            7,350              8,086,838
  Intermountain Power Agency, UT, MBIA, 5s, 2019                          2,050              1,854,430
  Klamath Falls, OR, Electric Rev. (Klamath
    Cogeneration), 6s, 2025                                               3,500              3,045,070
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                      3,000              2,675,010
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration),
    9.5s, 2009                                                            2,000              2,054,720
  North Carolina Eastern Municipal Power Agency, MBIA,
    7s, 2007                                                              3,250              3,597,945
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., 6.375s, 2013                                             750                757,395
  Ohio Water Development, Pollution Control Rev
    (Cleveland Electric), 5.58s, 2033(++)                                 1,000                980,220
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                               2,000              1,784,640
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            6,000              6,191,760
  Tacoma, WA, Electric Systems Rev., FSA, 5.625s, 2018                    3,000              2,948,040
  West Feliciana Parish, LA, Pollution Control Rev
    (Energy Gulf States), 6.6s, 2028                                      1,665              1,615,033
                                                                                          ------------
                                                                                          $ 47,709,943
------------------------------------------------------------------------------------------------------
Health Care Revenue - 5.9%
  Baxter County, AR, Hospital Rev., 5.375s, 2014                         $1,000           $    841,130
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                                45                 43,786
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               140                127,750
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                              505                431,119
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              1,130                946,465
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               1,315              1,349,308
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira),
    6s, 2013                                                                950                838,992
  Fulton County, NY, Industrial Development Agency
    (Nathan Littauer Hospital Assn.), 5.75s, 2009                           250                224,593
  Gadsden County, FL, Industrial Development Authority
    (RHA/FL Properties), 10.45s, 2018                                     1,840              1,851,371
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                                1,000                923,880
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.25s, 2014                                  400                337,240
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.5s, 2019                                   650                545,038
  Indiana Health Facilities Financing Authority Rev
    (Hoosier Care), 7.125s, 2034                                            850                761,158
  Indiana Health Facilities Financing Authority Rev
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              1,230              1,058,403
  Jefferson County, KY, Health Care Authority Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                               250                237,943
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                            1,131                192,293
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                    345                324,490
  Marion County, FL, Hospital District Rev., 5.625s, 2019                   750                660,225
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                                         1,000                833,500
  Mecosta County, MI, General Hospital Rev., 6s, 2018                       300                258,516
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.375s, 2027                                               1,000                998,480
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                           1,000                868,400
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                     900                785,907
  Richardson, TX, Hospital Authority Rev. (Baylor-Richardson),
    5.25s, 2013                                                             600                506,784
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                $  290           $    261,017
  State of Michigan Hospital Finance Authority Rev
    (Memorial Healthcare Center), 5.75s, 2015                               800                692,200
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                           1,000                954,500
  Suffolk County, NY, Southampton Hospital Association,
    7.25s, 2020                                                             750                701,782
  Suffolk County, NY, Southhampton Hospital Association,
    7.625s, 2030                                                            250                239,565
  Tennessee Veterans Home Board Rev. (Humboldt), 6.75s, 2021              1,000              1,043,650
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                      195                173,203
                                                                                          ------------
                                                                                          $ 20,012,688
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.6%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024                                          $3,000           $  3,150,540
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                           2,500              2,424,925
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002                               270                267,206
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                                 460                456,752
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                               875                862,470
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel Co.),
    6.7s, 2012                                                            2,070              2,038,784
  Erie County, PA, (International Paper), 7.875s, 2016                    1,200              1,233,012
  Gulf Coast Industrial Development Authority, Valero
    Refinancing Project Convertible, 5.6s, 2031                             500                415,515
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                    1,000              1,034,460
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                                 500                482,150
  Massachusetts Development Finance Agency (Springfield
    Resources Recovery), 5.625s, 2019                                     2,400              2,236,968
  Mobile, AL, Industrial Development Board Improvement
    Rev. (International Paper Co.), 6.45s, 2019                           2,000              2,010,460
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                                   5,150              5,155,459
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                   1,000                980,980
  Northampton County, PA, Industrial Development
    Authority (Bethlehem Steel), 7.55s, 2017                              1,200              1,248,828
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard LLC),
    6.8s, 2014                                                           $1,000           $    994,690
  Port of New Orleans, LA, (Avondale Industries), 8.5s, 2014              1,975              2,154,014
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                                 1,400              1,416,870
  Virginia Peninsula Ports Authority Rev. (Zeigler Coal),
    6.9s, 2022                                                            2,250              1,952,078
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                           2,000              2,069,680
                                                                                          ------------
                                                                                          $ 32,585,841
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.1%
  Henrico County, VA, Industrial Development Authority
    Rev. (Bon Secours), FSA, 7.417s, 2027(++)                            $5,000           $  5,219,550
  Jefferson County, KY, Hospital Rev., MBIA, 6.436s, 2014(++)               500                554,270
  Jefferson County, KY, Hospital Rev., MBIA, 6.436s, 2014(++)             1,000              1,084,570
  Lauderdale County & Florence, AL (Coffee Health Group),
    MBIA, 5.75s, 2014                                                       850                842,333
  Lauderdale County & Florence, AL (Coffee Health Group),
    Series A, MBIA, 5.25s, 2019                                           1,100              1,021,702
  Lauderdale County & Florence, AL, (Coffee Health
    Group), Series A, MBIA, 5.25s, 2024                                   1,085                998,450
  Mississippi Hospital Equipment & Facilities Authority Rev
    (Rush Medical Foundation), Connie Lee, 6.7s, 2018,                    1,000              1,042,140
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 6.4s, 2015+                                              2,800              2,930,228
                                                                                          ------------
                                                                                          $ 13,693,243
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.8%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                             $1,000           $  1,104,240
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                                600                611,760
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  380                364,245
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029(++)                                  1,000                976,700
  Charter Mac Equity Issuer Trust, 6.625s, 2009                           2,000              1,951,240
  Colorado Housing Finance Authority, FHA, 8.3s, 2023,                    2,750              2,870,285
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                     1,000                982,250
  Panhandle Texas Regional Housing Finance, Senior Series A,
    6.625s, 2020                                                            330                325,733
  Panhandle Texas Regional Housing Finance, Senior Series
    A, 6.75s, 2031                                                        1,670              1,657,091
  Pennsylvania Housing Finance Agency, 7.6s, 2013                         1,000              1,036,980
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
    (Northbrook I & III Apartments), 6.15s, 2019                          1,250              1,139,162
  Texas Department of Housing & Community Affairs, 10s, 2026+             2,270              2,294,017
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                            4,000              4,151,040
                                                                                          ------------
                                                                                          $ 19,464,743
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.1%
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016           $8,400           $  3,280,872
  New York, NY, City Transitional, Future Tax Secured FGIC,
    5s, 2017                                                              3,475              3,199,780
  New York, NY, City Transitional, Future Tax Secured
    Series A, 6s, 2017                                                    2,000              2,070,720
  Pennsylvania Turnpike Commission Oil, Senior Series A,
    AMBAC, 5.25s, 2018                                                    2,000              1,888,340
                                                                                          ------------
                                                                                          $ 10,439,712
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 6.3%
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2027                                                       $1,625           $    361,156
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2028                                                        4,455              1,020,418
  California Rural Home Mortgage Finance Authority, GNMA,
    5.2s, 2030(++)                                                          400                420,104
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009                  1,335                691,637
  Chicago, IL, Single Family Mortgage Rev., GNMA, 7.05s, 2030               200                213,316
  Colorado Housing Finance Authority, 7.15s, 2014                           115                120,965
  Colorado Housing Finance Authority, 7.45s, 2016                           355                385,750
  Colorado Housing Finance Authority, 6.75s, 2021                           275                289,897
  Colorado Housing Finance Authority, 7.4s, 2027                            325                342,871
  Colorado Housing Finance Authority, 6.875s, 2028                        1,000              1,047,690
  Colorado Housing Finance Authority, 6.8s, 2030                            550                579,205
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  2,910                556,945
  DeKalb, IL, Single Family Mortgage Rev., GNMA, 7.45s, 2009                100                103,924
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                       300                315,609
  Kentucky Housing Corp., FHA, 7.45s, 2023                                2,465              2,534,932
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                                190                200,978
  Mississippi Home Corp., GNMA, 7.1s, 2023                                  434                449,477
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 6.7s, 2030                                                      1,000              1,050,560
  Nebraska Investment Finance Authority, GNMA, 5.6s, 2020                   945                912,464
  New Hampshire Housing Finance Authority, 7.2s, 2010                     3,975              4,117,186
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, 7.1s, 2030                                                    300                322,485
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                                     1,400              1,511,244
  Sedgwick & Shawnee Counties, KS, GNMA, 5.5s, 2026(++)                     750                786,840
  Tennessee Housing Development Agency, 0s, 2017                          3,445              1,178,534
  Texas Housing & Community Affairs, Residential Mortgage
    Rev., GNMA, 7.1s, 2021                                                1,500              1,591,860
  Utah Housing Finance Agency, FHA, 9.25s, 2019                              10                 10,144
  Utah Housing Finance Agency, GNMA, 8.625s, 2019                            85                 85,597
                                                                                          ------------
                                                                                          $ 21,201,788
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
  Gloucester County, NJ, Improvement Authority, Refunding
    Waste Management, Inc. Project Series A,
    6.85s, 2029(++)                                                      $  150           $    150,659
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                    1,000                916,050
  Hudson County, NJ, Solid Waste System Rev., 5.9s, 2015                    975                930,852
  Massachusetts Development Finance Agency, Resource
    Recovery Rev., 6.7s, 2014                                               700                711,781
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.6s, 2019                                                1,000                856,740
                                                                                          ------------
                                                                                          $  3,566,082
------------------------------------------------------------------------------------------------------
Special Assesment District - 1.0%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012###                      $1,000           $    955,990
  Katy, TX, Development Authority Rev., 5.8s, 2011                        1,000                933,750
  Katy, TX, Development Authority Rev., 6s, 2018                          1,500              1,374,375
                                                                                          ------------
                                                                                          $  3,264,115
------------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.6%
  Arizona Student Loan Acquisition Authority, 5.8s, 2016                 $  675           $    676,944
  Arizona Student Loan Acquisition Authority, 5.85s, 2017                   700                702,597
  Massachusetts Educational Financing Authority
    Education, Refunding Issue G Series A, MBIA, 6.1s, 2018               1,045              1,056,652
  Pennsylvania State Higher Educational Assistance
    Agency, AMBAC, 9.18s, 2026(++)                                        5,500              6,499,735
                                                                                          ------------
                                                                                          $  8,935,928
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.0%
  Allegheny County, PA, Port Authority Special Rev.,
    MBIA, 6.25s, 2017                                                    $1,000           $  1,049,140
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease, "A", FSA, 6s, 2016                     325                336,534
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                    1,450              1,620,085
  New York Thruway Authority Rev., Highway & Bridges,
    FGIC, 5.125s, 2015                                                    4,000              3,820,320
                                                                                          ------------
                                                                                          $  6,826,079
------------------------------------------------------------------------------------------------------
Universities - 5.3%
Clark County, NV, Economic Development Rev. (Alexander
  Dawson School), 5.5s, 2020                                             $1,500           $  1,414,425
Georgia Private Colleges & University Authority Rev
  (Emory University), 5.75s, 2016                                         5,495              5,561,709
Islip, NY, Community Development Agency Rev. (New York
  Institute of Technology), 7.5s, 2026                                    2,000              2,055,960
Maine Finance Authority, Educational Rev. (Waynflete
  School), 6.4s, 2019                                                     1,000                996,440
Maine Finance Authority, Educational Rev. (Waynflete
  School), 6.5s, 2029                                                     1,000                993,440
Massachusetts Development Finance Agency Rev. (Mass
  College of Pharmacy), 6.625s, 2020                                        100                100,551
New Hampshire Higher Education & Health Facilities
  Authority Rev. (New Hampshire College), 6.375s, 2027                    1,435              1,378,805
Northern Illinois University Rev., Auxiliary Facilities
  Systems, 5.875s, 2018                                                   1,370              1,383,043
Savannah, GA, Economic Development Authority (College
  Of Art & Design, Inc.), 6.5s, 2013                                        500                498,750
St. Joseph County, IN, Educational Facilities Rev
  (University of Notre Dame), 6.5s, 2026                                  1,000              1,119,490
Virginia College Building Authority Virginia, Public
  Higher Education Financing Series A, 5.75s, 2019                        2,295              2,305,236
                                                                                          ------------
                                                                                          $ 17,807,849
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.8%
  Alanta, GA, Water & Wastewater Rev., FGIC, 6.167s, 2016(++)+           $1,000           $  1,009,740
  Massachusetts Water Resources Authority, , 6.5s, 2019,                  5,965              6,562,574
  New York Environmental Facilities Corp., Clean Water &
    Drinking, 5s, 2016                                                    2,000              1,861,180
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2017            2,300                845,917
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2018            2,300                791,545
  Pittsburgh, PA, Water & Sewer Authority Rev.,
    Subordinated Series C, FSA, 5.25s, 2022                               2,000              1,833,040
                                                                                          ------------
                                                                                          $ 12,903,996
------------------------------------------------------------------------------------------------------
Other - 1.4%
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                 $  760           $    777,928
  Austin Texas Rev., Town Community Events Center Venue,
    FGIC, 6s, 2019                                                        1,015              1,032,945
  Iowa Finance Authority Community Provider Rev. (Boys &
    Girls Home), 6.25s, 2028                                                500                443,055
  Kentucky Economic Development Finance Authority,
    Refunding & Improvement Series A MBIA IBC, MBIA, 5s, 2018             2,400              2,139,312
  Rail Connections Inc., MA, Rev., 0s, 2016                                 100                 33,827
  Rail Connections Inc., MA, Rev., 0s, 2017                                 210                 65,827
  Rail Connections Inc., MA, Rev., 0s, 2018                                 300                 87,294
                                                                                          ------------
                                                                                          $  4,580,188
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $323,227,927)                                     $326,795,329
------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.7%
------------------------------------------------------------------------------------------------------
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 04/03/00                                                         $1,800           $  1,800,000
  Sevier County, TN, Public Building Authority, due 04/03/00                400                400,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes at identified cost)                                      $  2,200,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $325,427,927)                                         $328,995,329

Other Assets, Less Liabilities - 2.5%                                                        8,577,927
------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                       $337,573,256
------------------------------------------------------------------------------------------------------
(++) Inverse floating rate security.
   + Restricted security.
 ### Security segregated as collateral for an open futures contract.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MARCH 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $325,427,927)            $328,995,329
  Cash                                                                  130,121
  Receivable for Fund shares sold                                     2,806,395
  Receivable for investments sold                                     7,688,905
  Interest receivable                                                 6,160,302
  Other assets                                                            5,093
                                                                   ------------
      Total assets                                                 $345,786,145
                                                                   ------------
Liabilities:
  Distributions payable                                            $    691,983
  Payable for daily variation margin on open futures
    contracts                                                             5,937
  Payable for investments purchased                                   6,571,005
  Payable for Fund shares reacquired                                    768,276
  Payable to affiliates -
    Management fee                                                        3,677
    Shareholder servicing agent fee                                         919
    Distribution and service fee                                          4,754
    Administrative fee                                                      161
  Accrued expenses and other liabilities                                166,177
                                                                   ------------
      Total liabilities                                            $  8,212,889
                                                                   ------------
Net assets                                                         $337,573,256
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $331,278,987
  Unrealized appreciation on investments                              3,567,343
  Accumulated undistributed net realized gain on
    investments                                                       1,682,215
  Accumulated undistributed net investment income                     1,044,711
                                                                   ------------
      Total                                                        $337,573,256
                                                                   ============
Shares of beneficial interest outstanding                           40,488,979
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $217,880,373 / 26,145,513 shares of
     beneficial interest outstanding)                                 $8.33
                                                                      =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $8.75
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $93,656,291 / 11,226,292 shares of
     beneficial interest outstanding)                                 $8.34
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $26,036,592 / 3,117,174 shares of
     beneficial interest outstanding)                                 $8.35
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 23,575,418
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,601,698
    Trustees' compensation                                               42,374
    Shareholder servicing agent fee                                     361,344
    Distribution and service fee (Class A)                              534,744
    Distribution and service fee (Class B)                            1,192,005
    Distribution and service fee (Class C)                              282,458
    Administrative fee                                                   46,838
    Custodian fee                                                       127,503
    Printing                                                             29,522
    Postage                                                              23,649
    Auditing fees                                                        33,270
    Legal fees                                                            5,524
    Miscellaneous                                                       169,510
                                                                   ------------
      Total expenses                                               $  5,450,439
    Fees paid indirectly                                                (90,849)
    Reduction of expenses by investment adviser                      (1,149,917)
                                                                   ------------
      Net expenses                                                 $  4,209,673
                                                                   ------------
        Net investment income                                      $ 19,365,745
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  2,851,652
    Futures contracts                                                  (193,568)
                                                                   ------------
        Net realized gain on investments                           $  2,658,084
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(28,331,588)
    Futures contracts                                                       (59)
                                                                   ------------
      Net unrealized loss on investments                           $(28,331,647)
                                                                   ------------
        Net realized and unrealized loss on investments            $(25,673,563)
                                                                   ------------
          Decrease in net assets from operations                   $ (6,307,818)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                                     2000                       1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 19,365,745               $ 18,990,701
  Net realized gain on investments                                  2,658,084                 11,934,284
  Net unrealized loss on investments                              (28,331,647)               (13,129,075)
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $ (6,307,818)              $ 17,795,910
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(11,884,202)              $(10,453,353)
  From net investment income (Class B)                             (5,691,939)                (7,052,099)
  From net investment income (Class C)                             (1,349,567)                (1,199,356)
  From net realized gain on investments (Class A)                  (1,465,556)                      --
  From net realized gain on investments (Class B)                    (788,470)                      --
  From net realized gain on investments (Class C)                    (184,836)                      --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(21,364,570)              $(18,704,808)
                                                                 ------------               ------------
Net increase (decrease) in net assets from Fund
  share transactions                                             $(23,647,397)              $  6,604,815
                                                                 ------------               ------------
    Total increase (decrease) in net assets                      $(51,319,785)              $  5,695,917
Net assets:
  At beginning of period                                          388,893,041                383,197,124
                                                                 ------------               ------------
  At end of period (including accumulated undistributed net
    investment income of $1,044,711 and $603,638,
    respectively)                                                $337,573,256               $388,893,041
                                                                 ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                               2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 8.97             $ 8.99           $ 8.50           $ 8.62           $ 8.56
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.48             $ 0.47           $ 0.48           $ 0.49           $ 0.51
  Net realized and unrealized gain (loss)
    on investments                                (0.59)             (0.02)            0.49            (0.12)            0.05
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.11)            $ 0.45           $ 0.97           $ 0.37           $ 0.56
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.47)            $(0.47)          $(0.48)          $(0.49)          $(0.50)
  From net realized gain on investments           (0.06)              --               --               --               --
  In excess of net investment income               --                 --               --               --              (0.00)+
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.53)            $(0.47)          $(0.48)          $(0.49)          $(0.50)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $ 8.33             $ 8.97           $ 8.99           $ 8.50           $ 8.62
                                                  ======            ======           ======           ======           ======
Total return(+)                                   (1.15)%             5.16%           11.61%            4.28%            6.81%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.88%              1.08%            1.23%            1.31%            1.28%
  Net investment income                            5.66%              5.35%            5.44%            5.75%            5.75%
Portfolio turnover                                   57%                31%              23%              30%              23%
Net assets at end of period (000 omitted)      $217,880           $215,858         $189,056         $152,039         $121,903

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                      $ 0.45             $ 0.47           $ --             $ --             $ --
      Ratios (to average net assets):
        Expenses##                                 1.20%              1.21%            --               --               --
        Net investment income                      5.34%              5.22%            --               --               --
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                2000              1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.98            $ 9.00           $ 8.51           $ 8.63           $ 8.57
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.42            $ 0.41           $ 0.42           $ 0.43           $ 0.43
  Net realized and unrealized gain (loss)
    on investments                                 (0.59)            (0.02)            0.48            (0.13)            0.06
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $(0.17)           $ 0.39           $ 0.90           $ 0.30           $ 0.49
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                      $(0.41)           $(0.41)          $(0.41)          $(0.42)          $(0.43)
  From net realized gain on investments            (0.06)             --               --               --               --
  In excess of net investment income                --                --               --               --              (0.00)+
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.47)           $(0.41)          $(0.41)          $(0.42)          $(0.43)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.34            $ 8.98           $ 9.00           $ 8.51           $ 8.63
                                                  ======            ======           ======           ======           ======
Total return                                       (1.89)%            4.38%           10.77%            3.44%            5.87%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.63%             1.83%            1.98%            2.11%            2.13%
  Net investment income                             4.89%             4.59%            4.69%            4.95%            4.90%
Portfolio turnover                                    57%               31%              23%              30%              23%
Net assets at end of period (000 omitted)        $93,656          $140,871         $172,339         $226,138         $306,889

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                       $ 0.39            $ 0.40           $ --             $ --             $ --
      Ratios (to average net assets):
        Expenses##                                  1.95%             1.96%            --               --               --
        Net investment income                       4.57%             4.46%            --               --               --
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                2000              1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.99            $ 9.01           $ 8.52           $ 8.64           $ 8.57
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.42            $ 0.41           $ 0.41           $ 0.43           $ 0.43
  Net realized and unrealized gain (loss)
    on investments                                 (0.59)            (0.02)            0.49            (0.12)            0.07
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $(0.17)           $ 0.39           $ 0.90           $ 0.31           $ 0.50
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                      $(0.41)           $(0.41)          $(0.41)          $(0.43)          $(0.43)
  From net realized gain on investments            (0.06)             --               --               --               --
  In excess of net investment income                --                --               --               --              (0.00)+
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.47)           $(0.41)          $(0.41)          $(0.43)          $(0.43)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.35            $ 8.99           $ 9.01           $ 8.52           $ 8.64
                                                  ======            ======           ======           ======           ======
Total return                                       (1.89)%           4.37%           10.75%            3.62%            5.94%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.63%             1.81%            1.98%            2.06%            2.05%
  Net investment income                             4.89%             4.59%            4.69%            5.00%            4.95%
Portfolio turnover                                    57%               31%              23%              30%              23%
Net assets at end of period (000 omitted)        $26,037           $32,164          $21,802          $19,159          $16,504

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                       $ 0.39            $ 0.40           $ --             $ --             $ --
      Ratios (to average net assets):
        Expenses##                                  1.95%             1.94%            --               --               --
        Net investment income                       4.57%             4.46%            --               --               --
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reduction from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Fund (the Fund) is a diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - The Fund may invest in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 2000, $1,036 and $808 were reclassified to accumulated net investment income and paid in capital, respectively, from accumulated undistributed net realized gain on investments due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of the average daily net assets and 6.43% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $48,045 for the year ended March 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Trustees. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $46,209 for the year ended March 31, 2000. Fees incurred under the distribution plan during the year ended March 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $27,738 and $1,711 for Class B and Class C shares, respectively, for the year ended March 31, 2000. Fees incurred under the distribution plan during the year ended March 31, 2000, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2000, were $237, $151,711, and $25,082 for Class A, Class B, and
Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $205,095,534 and $237,718,592, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $325,443,676
                                                                 ------------
Gross unrealized appreciation                                    $ 10,993,755
Gross unrealized depreciation                                      (7,442,102)
                                                                 ------------
    Net unrealized appreciation                                  $  3,551,653
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                          YEAR ENDED MARCH 31, 2000             YEAR ENDED MARCH 31, 1999
                                     ------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           7,249,421       $  61,517,236        17,940,018       $ 161,458,718
Shares issued to shareholders in
  reinvestment of distributions         862,805           7,288,396           656,208           5,905,944
Shares reacquired                    (6,034,810)        (51,044,873)      (15,559,589)       (140,049,954)
                                    -----------       -------------       -----------      --------------
    Net increase                      2,077,416       $  17,760,759         3,036,637       $ 27,314,708
                                    ===========       =============       ===========       =============

Class B Shares
                                          YEAR ENDED MARCH 31, 2000             YEAR ENDED MARCH 31, 1999
                                     ------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,596,772       $  13,697,105         1,719,464       $  15,505,630
Shares issued to shareholders in
  reinvestment of distributions         423,242           3,590,412           438,965           3,957,222
Shares reacquired                    (6,483,231)        (54,769,638)       (5,619,360)        (50,627,988)
                                    -----------       -------------       -----------      --------------
    Net decrease                     (4,463,217)      $ (37,482,121)       (3,460,931)      $ (31,165,136)
                                    ===========       =============       ===========       =============

Class C Shares
                                          YEAR ENDED MARCH 31, 2000             YEAR ENDED MARCH 31, 1999
                                     ------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             961,741       $   8,209,806         1,793,587       $  16,187,441
Shares issued to shareholders in
  reinvestment of distributions         111,637             947,356            85,755             773,910
Shares reacquired                    (1,534,895)        (13,083,197)         (721,227)         (6,506,108)
                                    -----------       -------------       -----------      --------------
    Net increase                       (461,517)      $  (3,926,035)        1,158,115       $  10,455,243
                                    ===========       =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended March 31, 2000, was $2,529.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include future contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                                                  UNREALIZED
                                                                                                APPRECIATION/
           DESCRIPTION                EXPIRATION          CONTRACTS            POSITION         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                   June 2000               38                Short             $(19,000)
Municipal Bond Index                  June 2000               38                 Long               13,063
                                                                                                  --------
                                                                                                  $ (5,937)

At March 31, 2000, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 3.7% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                    DATE OF
DESCRIPTION                                     ACQUISITION      PAR AMOUNT            COST       VALUE
------------------------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev., FGIC,
  6.167s, 2016                                      4/20/99      $1,000,000      $1,167,100      $ 1,009,740
Chicago, IL, Public Building Commission
  Rev., 6.497s, 2016                                3/10/99       1,500,000       1,619,550        1,424,490
Chicago, IL, Public Building Commission
  Rev., 6.497s, 2017                                3/10/99       1,250,000       1,337,550        1,171,150
Dudley-Charleton, MA, Regional School
  District, FGIC, 5.864s, 2017                       5/5/99       1,495,000       1,615,945        1,421,566
Houston, TX, Independent School District,
  PSF, 5.669s, 2017                                 2/26/99       2,325,000       2,440,831        2,081,526
Rio Grande Valley, TX, Health Facilities
  Development Corp., MBIA, 6.4s, 2015                7/1/92       2,800,000       2,766,764        2,930,228
Texas Department of Housing & Community
  Affairs, 10s, 2026                                11/1/96       2,270,000       2,280,000        2,294,017
                                                                                                 -----------
                                                                                                 $12,332,717
                                                                                                 ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series constituting MFS Municipal Series Trust) as of March 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Fund at March 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 4, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   FOR FEDERAL INCOME TAX PURPOSES, APPROXIMATELY 99% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED MARCH 31, 2000, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

MFS(R) MUNICIPAL INCOME FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       AUDITORS
Abby M. O'Neill - Private Investor                     Deloitte & Touche LLP

Walter E. Robb, III - President and Treasurer,         INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial          For information on MFS mutual funds, call your
consultants); President, Benchmark Consulting          investment professional or, for an information
Group, Inc. (office services)                          kit, call toll free: 1-800-637-2929 any
                                                       business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                    (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                              INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                P.O. Box 2281
Executive Officer, MFS Investment Management           Boston, MA 02107-9906

J. Dale Sherratt - President, Insight                  For general information, call toll free:
Resources, Inc. (acquisition planning                  1-800-225-2606 any business day from 8 a.m. to
specialists)                                           8 p.m. Eastern time.

Ward Smith - Former Chairman (until 1994),             For service to speech- or hearing-impaired,
NACCO Industries (holding company)                     call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
INVESTMENT ADVISER                                     this service, your phone must be equipped with
Massachusetts Financial Services Company               a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                  For share prices, account balances, exchanges,
                                                       or stock and bond outlooks, call toll free:
DISTRIBUTOR                                            1-800-MFS-TALK (1-800-637-8255) anytime from a
MFS Fund Distributors, Inc.                            touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                  WORLD WIDE WEB
                                                       www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Geoffrey L. Schechter*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) MUNICIPAL                                                ------------
INCOME FUND                                                       BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MMI-2  5/00  19.1M  02/202/302